Supplement to the
Fidelity Advisor® Focused Emerging Markets Fund
Class A, Class M, Class C, Class I, and Class Z
December 30, 2024
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.
Effective at the close of business on March 31, 2025, the fund is closed to new investors. For more information, see the "Additional Information about the Purchase and Sale of Shares" section of the prospectus. Remember to keep shares in your fund position to be eligible to purchase additional shares of the fund.
FAEM-SUSTK-0125-105 1.9881410.105	January 30, 2025